UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce G. Leto, Esq.

Stradley Ronon Stevens & Young LLP

2600 One Commerce Square

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: June 30, 2014

Item 1.  Schedule of Investments

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited)

As a percentage of net assets

as of June 30, 2014

Bonds
Corporate bonds
Automobiles	1.59%
Banks	22.18
Building products	0.08
Capital markets	3.24
Chemicals	2.74
Commercial services & supplies	0.73
Communications equipment	0.40
Construction materials	1.03
Consumer finance	0.63
Diversified financial services	3.40
Diversified telecommunication services	2.25
Electric utilities	0.80
Electronic equipment, instruments & components	1.02
Energy equipment & services	1.15
Food & staples retailing	0.59
Gas utilities	0.61
Hotels, restaurants & leisure	0.85
Insurance	6.98
IT services	0.44
Leisure products	0.17
Life sciences tools & services	0.11
Machinery	1.50
Media	2.82
Metals & mining	3.65
Oil, gas & consumable fuels	12.59
Paper & forest products	1.23
Pharmaceuticals	0.09
Real estate investment trust (REIT)	0.68
Technology hardware, storage & peripherals	0.75
Tobacco	2.77
Trading companies & distributors	1.42
Wireless telecommunication services	0.49

Total corporate bonds	78.98%
Asset-backed securities	2.79
Collateralized loan obligations	0.61
Commercial mortgage-backed securities	8.74
Mortgage & agency debt securities	3.12
Municipal bonds	2.60
Non-US government obligation	0.87

Total bonds	97.71%
Common stock	0.05
Preferred stocks	0.09
Short-term investment	0.78
Options purchased	0.07

Total investments	98.70%
Cash and other assets, less liabilities	1.30

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

	Face amount	Value
Bonds: 97.71%
Corporate bonds: 78.98%
Brazil: 4.46%
Banco do Brasil SA,
9.000%, due 06/18/24[1,2,3]	$585,000	$582,075
Caixa Economica Federal,
2.375%, due 11/06/17[1]	1,400,000	1,365,000
Petrobras Global Finance BV,
6.250%, due 03/17/24	400,000	425,760
Petrobras International Finance Co.,
5.375%, due 01/27/21	1,130,000	1,171,245
6.875%, due 01/20/40	1,275,000	1,321,754
Vale Overseas Ltd.,
4.375%, due 01/11/22	1,465,000	1,504,116

Total Brazil corporate bonds		6,369,950

Canada: 0.89%
EnCana Corp.,
6.625%, due 08/15/37	250,000	314,111
Teck Resources Ltd.,
6.250%, due 07/15/41	875,000	949,891

Total Canada corporate bonds		1,264,002

Cayman Islands: 1.24%
Seagate HDD Cayman,
3.750%, due 11/15/18[1]	1,050,000	1,073,625
Transocean, Inc.,
7.500%, due 04/15/31	575,000	695,656

Total Cayman Islands corporate bonds		1,769,281

China: 0.20%
China Oil & Gas Group Ltd.,
5.250%, due 04/25/18[1]	280,000	287,700

France: 0.61%
Orange SA,
9.000%, due 03/01/31	575,000	865,402

Indonesia: 0.31%
Pertamina Persero PT,
6.450%, due 05/30/44[1]	450,000	446,625

Israel: 0.09%
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	125,000	128,276

Luxembourg: 0.64%
Intelsat Jackson Holdings SA,
7.500%, due 04/01/21	500,000	547,500
Telecom Italia Capital SA,
6.375%, due 11/15/33	350,000	361,375

Total Luxembourg corporate bonds		908,875

Mexico: 3.25%
America Movil SAB de CV,
5.000%, due 03/30/20	625,000	693,762
Cemex SAB de CV,
9.000%, due 01/11/18[1]	1,370,000	1,470,695

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

	Face amount		Value
Bonds — (continued)
Corporate bonds — (continued)
Mexico — (concluded)
Petroleos Mexicanos,
3.500%, due 01/30/23		$1,450,000	$1,419,550
6.375%, due 01/23/45[1]		500,000	576,000
6.500%, due 06/02/41		410,000	477,753

Total Mexico corporate bonds			4,637,760

Netherlands: 3.07%
Basell Finance Co. BV,
8.100%, due 03/15/27[1]		1,425,000	1,914,374
EDP Finance BV,
4.900%, due 10/01/19[1]		1,000,000	1,057,600
6.000%, due 02/02/18[1]		350,000	384,996
Generali Finance BV,
6.214%, due 06/16/16[2,3]	GBP	300,000	532,673
LYB International Finance BV,
4.875%, due 03/15/44		$470,000	490,020

Total Netherlands corporate bonds			4,379,663

Norway: 1.59%
Eksportfinans ASA,
5.500%, due 05/25/16		620,000	660,300
5.500%, due 06/26/17		1,500,000	1,606,800

Total Norway corporate bonds			2,267,100

Singapore: 0.22%
Flextronics International Ltd.,
5.000%, due 02/15/23		300,000	310,103

Spain: 0.71%
Telefonica Emisiones SAU,
3.192%, due 04/27/18		970,000	1,013,723

Sweden: 0.93%
Nordea Bank AB,
4.875%, due 05/13/21[1]		1,230,000	1,335,197

United Kingdom: 5.60%
Barclays Bank PLC,
5.140%, due 10/14/20		1,110,000	1,215,779
6.050%, due 12/04/17[1]		1,500,000	1,701,621
Lloyds TBS Bank PLC,
6.500%, due 09/14/20[1]		2,300,000	2,699,673
Royal Bank of Scotland Group PLC,
5.125%, due 05/28/24		450,000	456,930
6.100%, due 06/10/23		1,760,000	1,926,485

Total United Kingdom corporate bonds			8,000,488

United States: 55.17%
21st Century Fox America, Inc.,
7.750%, due 12/01/45		350,000	504,622
ADT Corp.,
3.500%, due 07/15/22		1,140,000	1,037,400
AEP Texas Central Co.,
Series E, 6.650%, due 02/15/33		495,000	640,740

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Allstate Corp.,
5.750%, due 08/15/53[2]	$1,000,000	$1,074,055
Altria Group, Inc.,
5.375%, due 01/31/44	850,000	931,034
9.950%, due 11/10/38	750,000	1,249,379
Anadarko Holding Co.,
7.500%, due 10/15/26	1,354,000	1,742,012
AT&T, Inc.,
4.300%, due 12/15/42	26,000	24,612
AXA Financial, Inc.,
7.000%, due 04/01/28	165,000	196,303
Bank of America Corp.,
6.110%, due 01/29/37	2,000,000	2,307,274
7.750%, due 05/14/38	1,000,000	1,373,718
Barrick North America Finance LLC,
5.750%, due 05/01/43	1,450,000	1,502,049
Boston Properties LP, REIT,
3.800%, due 02/01/24	430,000	434,860
Case New Holland, Inc.,
7.875%, due 12/01/17	1,500,000	1,747,500
Caterpillar, Inc.,
4.300%, due 05/15/44	400,000	400,993
CenturyLink, Inc.,
Series P, 7.600%, due 09/15/39	200,000	200,750
CF Industries, Inc.,
4.950%, due 06/01/43	1,500,000	1,502,293
Citigroup, Inc.,
Series D, 5.350%, due 05/15/23[2,3]	2,130,000	2,043,469
6.300%, due 05/15/24[2,3]	400,000	407,500
8.125%, due 07/15/39	1,435,000	2,153,905
DISH DBS Corp.,
7.875%, due 09/01/19	1,300,000	1,543,750
El Paso Corp.,
6.500%, due 09/15/20	300,000	332,250
7.250%, due 06/01/18	300,000	341,625
Energy Transfer Partners LP,
5.950%, due 10/01/43	750,000	849,274
9.000%, due 04/15/19	900,000	1,150,129
ERP Operating LP, REIT,
4.750%, due 07/15/20	485,000	541,481
Fidelity National Financial, Inc.,
5.500%, due 09/01/22	700,000	764,003
FirstEnergy Transmission LLC,
5.450%, due 07/15/44[1]	300,000	303,958
Ford Motor Co.,
7.450%, due 07/16/31	1,700,000	2,272,779
Freeport-McMoRan Copper & Gold, Inc.,
3.550%, due 03/01/22	200,000	198,060
General Electric Capital Corp.,
Series C, 5.250%, due 06/15/23[2,3]	2,650,000	2,679,812

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
General Motors Financial Co., Inc.,
4.750%, due 08/15/17	$850,000	$904,188
Genworth Holdings, Inc.,
7.625%, due 09/24/21	900,000	1,127,570
Georgia-Pacific LLC,
8.000%, due 01/15/24	1,300,000	1,752,967
Goldman Sachs Group, Inc.,
5.750%, due 01/24/22	1,355,000	1,567,984
6.750%, due 10/01/37	570,000	685,730
Harris Corp.,
6.375%, due 06/15/19	200,000	230,851
Hasbro, Inc.,
6.350%, due 03/15/40	200,000	239,469
HSBC Bank USA N.A.,
4.875%, due 08/24/20	250,000	278,637
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	1,750,000	2,030,000
JPMorgan Chase & Co.,
3.375%, due 05/01/23	360,000	353,347
Series 1, 7.900%, due 04/30/18[2,3]	4,600,000	5,140,500
Kinder Morgan Energy Partners LP,
5.625%, due 09/01/41	700,000	748,313
5.800%, due 03/15/35	710,000	781,724
6.500%, due 09/01/39	75,000	88,476
Kroger Co.,
6.900%, due 04/15/38	650,000	841,203
Liberty Mutual Group, Inc.,
4.250%, due 06/15/23[1]	1,000,000	1,036,467
Life Technologies Corp.,
6.000%, due 03/01/20	135,000	157,786
Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39[1]	275,000	437,958
MetLife, Inc.,
6.400%, due 12/15/36	1,130,000	1,262,775
Midstates Petroleum Co., Inc.,
10.750%, due 10/01/20	450,000	510,750
Morgan Stanley,
4.100%, due 05/22/23	1,000,000	1,014,413
Series F, 5.625%, due 09/23/19	1,175,000	1,351,496
Motorola Solutions, Inc.,
3.500%, due 03/01/23	350,000	338,629
NextEra Energy Capital Holdings, Inc.,
6.650%, due 06/15/67[2]	200,000	204,250
ONEOK Partners LP,
8.625%, due 03/01/19	215,000	271,433
Owens Corning,
6.500%, due 12/01/16	97,000	108,180
Phillips 66,
4.300%, due 04/01/22	225,000	243,518

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (concluded)
United States — (concluded)
Plains Exploration & Production Co.,
6.500%, due 11/15/20	$830,000	$926,488
6.875%, due 02/15/23	950,000	1,111,500
PNC Financial Services Group, Inc.,
4.447%, due 08/01/14[2,3]	1,000,000	1,000,000
Series R, 4.850%, due 06/01/23[2,3]	1,000,000	961,250
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	2,305,000	2,351,100
5.875%, due 09/15/42[2]	300,000	325,875
Series B, 5.750%, due 07/15/33	40,000	46,743
Reynolds American, Inc.,
6.150%, due 09/15/43	100,000	114,515
7.250%, due 06/15/37	1,325,000	1,658,549
Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	1,090,000	1,147,225
Southern Copper Corp.,
3.500%, due 11/08/22	800,000	779,001
6.750%, due 04/16/40	250,000	271,687
Southern Natural Gas Co.,
8.000%, due 03/01/32	430,000	587,564
Sprint Capital Corp.,
6.875%, due 11/15/28	200,000	202,000
SunTrust Bank,
7.250%, due 03/15/18	495,000	586,122
Time Warner Cable, Inc.,
7.300%, due 07/01/38	600,000	807,134
8.750%, due 02/14/19	910,000	1,167,050
Transocean, Inc.,
6.800%, due 03/15/38	835,000	952,358
Valero Energy Corp.,
7.500%, due 04/15/32	965,000	1,281,180
Wells Fargo Capital X,
5.950%, due 12/15/36	1,475,000	1,504,500
Williams Cos., Inc.,
8.750%, due 03/15/32	177,000	230,767
Williams Partners LP,
6.300%, due 04/15/40	1,025,000	1,216,855
Wyndham Worldwide Corp.,
3.900%, due 03/01/23	1,210,000	1,215,514
Xerox Corp.,
6.350%, due 05/15/18	540,000	627,476
XL Group PLC,
Series E, 6.500%, due 04/15/17[2,3]	1,550,000	1,530,625

Total United States corporate bonds		78,763,281

Total corporate bonds (cost $106,151,312)		112,747,426

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

	Face amount	Value
Bonds — (continued)
Asset-backed securities: 2.79%
Cayman Islands: 2.32%
CIFC Funding Ltd.,
Series 2014-1A, Class C,
2.958%, due 04/18/25[1,2]	$750,000	$734,625
Dryden Senior Loan Fund,
Series 2014-31A, Class C,
3.120%, due 04/18/26[1,2]	800,000	790,000
Goldentree Loan Opportunities VIII Ltd.,
Series 2014-8A, Class D,
3.849%, due 04/19/26[1,2]	550,000	533,280
Halcyon Loan Advisors Funding Ltd.,
Series 2014-1A, Class C,
3.278%, due 04/18/26[1,2]	850,000	827,667
JFIN CLO Ltd.,
Series 2014-1A, Class C,
3.270%, due 04/20/25[1,2]	450,000	438,975

		3,324,547

United States: 0.47%
Capital Auto Receivables Asset Trust,
Series 2014-1, Class D,
3.390%, due 07/22/19	375,000	385,053
Continental Airlines, Inc.,
Series 2009-2, Class A,
7.250%, due 11/10/19	240,207	281,042

		666,095

Total asset-backed securities (cost $3,969,604)		3,990,642

Collateralized loan obligations: 0.61%
United States: 0.61%
Avery Point IV CLO Ltd.,
Series 2014-1A, Class C,
3.338%, due 04/25/26[1,2]	450,000	449,993
Octagon Investment Partners XIX Ltd.,
Series 2014-1A, Class C,
3.083%, due 04/15/26[1,2]	420,000	414,574

Total collateralized loan obligations (cost $864,362)		864,567

Commercial mortgage-backed securities: 8.74%
United States: 8.74%
Americold 2010 LLC Trust,
Series 2010-ARTA, Class D,
7.443%, due 01/14/29[1]	440,000	506,634
BAMLL Commercial Mortgage Securities Trust,
Series 2013-DSNY, Class E,
2.752%, due 09/15/26[1,2]	1,000,000	1,004,980
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.791%, due 04/10/49[2]	475,000	525,109
Boca Hotel Portfolio Trust,
Series 2013-BOCA, Class D,
3.202%, due 08/15/26[1,2]	1,000,000	1,002,857
Commercial Mortgage Loan Trust,
Series 2014-CR14, Class C,
4.760%, due 02/10/47[2]	250,000	262,442
Series 2013-LC13, Class C,
5.217%, due 08/10/46[1,2]	500,000	543,749

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

	Face amount	Value
Bonds — (continued)
Commercial mortgage-backed securities — (concluded)
United States — (concluded)
Commercial Mortgage Pass Through Certificates,
Series 2013-THL, Class D,
2.801%, due 06/08/30[1,2]	$1,500,000	$1,507,518
Series 2013-FL3, Class MMHP,
3.752%, due 10/13/28[1,2]	900,000	914,049
FREMF Mortgage Trust,
Series 2013-KF02, Class B,
2.817%, due 12/25/45[1,2]	724,142	739,935
GS Mortgage Securities Corp. II,
Series 2013-KYO, Class D,
2.751%, due 11/08/29[1,2]	515,000	524,357
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-JWRZ, Class D,
3.142%, due 04/15/30[1,2]	1,000,000	1,002,575
Madison Avenue Trust,
Series 2013-650M, Class D,
4.169%, due 10/12/32[1,2]	500,000	509,379
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class C,
4.996%, due 02/15/47[2]	700,000	737,550
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.997%, due 08/12/45[1,2]	1,000,000	1,095,927
NLY Commercial Mortgage Trust,
Series 2014-FL1, Class B,
1.902%, due 11/15/30[1,2]	625,000	629,119
Wells Fargo Commercial Mortgage Trust,
Series 2013-120B, Class C,
2.800%, due 03/18/28[1,2]	1,000,000	972,618

Total commercial mortgage-backed securities (cost $12,121,993)		12,478,798

Mortgage & agency debt securities: 3.12%
United States: 3.12%
Federal Home Loan Mortgage Corp. Gold Pools,[4]
#E01127, 6.500%, due 02/01/17	14,310	15,002
Federal Home Loan Mortgage Corp. REMIC, IO,[4]
3.500%, due 10/15/42	2,597,020	559,637
Federal National Mortgage Association Pools,[4]
#AE1568, 4.000%, due 09/01/40	378,502	402,259
#688066, 5.500%, due 03/01/33	87,041	98,823
#793666, 5.500%, due 09/01/34	369,337	417,067
#802481, 5.500%, due 11/01/34	80,468	90,877
#596124, 6.000%, due 11/01/28	81,128	92,532
Federal National Mortgage Association REMIC, IO,[4]
Series 2013-15, Class IO, 2.500%, due 03/25/28	3,580,132	388,865
Series 2013-87, Class IW, 2.500%, due 06/25/28	5,281,863	564,736
Series 2013-64, Class LI, 3.000%, due 06/25/33	3,677,169	614,143
Series 2011-91, Class EI, 3.500%, due 08/25/26	3,278,264	345,300
Government National Mortgage Association Pools,
#781029, 6.500%, due 05/15/29	22,308	25,735

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

	Face amount	Value
Bonds — (concluded)
Mortgage & agency debt securities — (concluded)
United States — (concluded)
GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4, 6.000%, due 02/25/36	$922,504	$835,119

Total mortgage & agency debt securities (cost $4,381,697)		4,450,095

Municipal bonds: 2.60%
Illinois: 2.19%
State of Illinois, GO,
5.100%, due 06/01/33	1,350,000	1,352,727
5.665%, due 03/01/18	710,000	788,852
5.877%, due 03/01/19	885,000	989,855

		3,131,434

New Jersey: 0.14%
New Jersey State Turnpike Authority Revenue Bonds,
Series F, 7.414%, due 01/01/40	140,000	201,747

Tennessee: 0.27%
Metropolitan Government of Nashville & Davidson County Convention Center Authority Revenue Bonds,
6.731%, due 07/01/43	300,000	385,071

Total municipal bonds (cost $3,404,541)		3,718,252

Non-US government obligation: 0.87%
Brazil: 0.87%
Brazilian Government International Bond,
8.250%, due 01/20/34 (cost $1,041,333)	900,000	1,242,000
Total bonds (cost $131,934,842)		139,491,780

	Shares
Common stock: 0.05%
United States: 0.05%
WMI Holdings Corp.* (cost $14,157)	25,741	72,847

Preferred stock: 0.09%
United States: 0.09%
Ally Financial, Inc., 7.000%, due on 07/31/14[1,3]	42	42,106
JPMorgan Chase & Co., 5.450%, due on 03/1/18[3]	4,000	91,200

Total preferred stocks (cost $136,713)		133,306

Short-term investment: 0.78%
Investment company: 0.78%
UBS Cash Management Prime Relationship Fund[5] (cost $1,109,314)	1,109,314	1,109,314

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

	Number of contracts	Value
Options purchased: 0.07%
Put options: 0.07%
2 Year Euro-Dollar Midcurve, strike @ USD 97.7500, expires December 2014 (cost $216,778)	$283	$95,513

Total investments: 98.70% (cost $133,411,804)[6]		140,902,760
Cash and other assets, less liabilities— 1.30%		1,849,126

Net assets — 100.00%		$142,751,886

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,928,385
Gross unrealized depreciation	(437,429)

Net unrealized appreciation of investments	$7,490,956

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized depreciation
JPMCB	GBP	327,000	USD	547,574	09/11/14	$(11,723)

Futures contracts
	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 13 contracts (USD)	September 2014	$1,959,501	$1,949,187	$(10,314)
US Treasury futures sell contracts:
US Long Bond, 105 contracts (USD)	September 2014	(14,513,818)	(14,404,687)	109,131
10 Year US Treasury Notes, 117 contracts (USD)	September 2014	(14,633,019)	(14,645,109)	(12,090)

Net unrealized appreciation on futures contracts				$86,727

Credit default swap on credit indices — sell protection8

Counterparty	Referenced Index[9]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[11]
BOA	CMBX.NA.BBB. Series 6 Index	USD	7,000,000	05/11/63	3.000%	$84,465	$131,536	$216,001	3.020%
BOA	CMBX.NA.BB. Series 6 Index	USD	1,400,000	05/11/63	5.000	(43,719)	34,465	(9,254)	4.030

						$40,746	$166,001	$206,747

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

Options written

	Expiration date	Premiums received	Value
Call option
2 Year Euro-Dollar Midcurve, 283 contracts, strike @ USD 98.2500	December 2014	$94,522	$(95,513)
Put option
2 Year Euro-Dollar Midcurve, 283 contracts, strike @ USD 97.2500	December 2014	98,060	(28,300)
Options written on credit default swaps on credit indices[7]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: BOA, Notional Amount USD 7,000,000.	September 2014	31,185	(25,746)

Total options written		$223,767	$ (149,559)

Written options activity for the period ended June 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at September 30, 2013	—	$—
Options written	1,258	254,100
Options terminated in closing purchase transactions	(692)	(61,518)
Options expired prior to exercise	—	—

Options outstanding at June 30, 2014	566	$192,582

Written swaptions activity for the period ended June 30, 2014 was as follows:

Premiums received
Swaptions outstanding at September 30, 2013	$—
Swaptions written	63,035
Swaptions terminated in closing purchase transactions	(31,850)
Swaptions expired prior to exercise	—

Swaptions outstanding at June 30, 2014	$31,185

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$112,747,426	$—	$112,747,426
Asset-backed securities	—	2,722,737	1,267,905	3,990,642
Collateralized loan obligations	—	449,993	414,574	864,567
Commercial mortgage-backed securities	—	12,478,798	—	12,478,798
Mortgage & agency debt securities	—	4,450,095	—	4,450,095
Municipal bonds	—	3,718,252	—	3,718,252
Non-US government obligation	—	1,242,000	—	1,242,000
Common stock	72,847	—	—	72,847
Preferred stocks	91,200	42,106	—	133,306
Options purchased	95,513	—	—	95,513
Short-term investment	—	1,109,314	—	1,109,314
Futures contracts	109,131	—	—	109,131
Swap agreements	—	166,001	—	166,001
Total	$368,691	$139,126,722	$1,682,479	$141,177,892

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

Liabilities
Forward foreign currency contracts	$—	$(11,723)	$—	$(11,723)
Futures contracts	(22,404)	—	—	(22,404)
Options written	(123,813)	(25,746)	—	(149,559)
Total	$(146,217)	$(37,469)	$—	$(183,686)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Assets	Asset-backed securities	Collateralized debt obligation	Total
Beginning balance	$—	$—	$—
Purchases	1,280,700	414,362	1,695,062
Issuances	—	—	—
Sales	—	—	—
Accrued discounts (premiums)	—	—	—
Total realized gain	—	—	—
Change in net unrealized appreciation/depreciation	(12,795)	212	(12,583)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$1,267,905	$414,574	$1,682,479

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2014 was $(12,583).

Portfolio footnotes

*	Non-income producing security.
[1]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $35,035,706 or 24.54% of net assets.

[2]	Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2014 and changes periodically.
[3]	Perpetual investment. The maturity date reflects the next call date.
[4]

On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[5]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 09/30/13	Purchases during the nine months ended 06/30/14	Sales during the nine months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the nine months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$3,063,384	$32,168,314	$34,122,384	$1,109,314	$1,693

[6]

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation investments system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments.

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2014 (unaudited)

Investments also maybe valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m. Eastern Time. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value.
[7]	Illiquid investment as of June 30, 2014.
[8]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

[9]	Payments to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index.
[10]	Payments received are based on the notional amount.
[11]

Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

Portfolio acronyms

CLO	Collateralized Loan Obligations
GO	General Obligation
GS	Goldman Sachs
GSR	Goldman Sachs Residential
IO	Interest only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit

Counterparty abbreviation
BOA	Bank of America
JPMCB	JPMorgan Chase Bank

Currency abbreviation
GBP	Great Britain Pound
USD	United States Dollar

The Fund’s Board of Directors (the “Board”) has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of security valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit” down price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US Generally Accepted Accounting Principles (“GAAP”) requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical investments.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3 — Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s semi-annual report to shareholders dated March 31, 2014.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date: August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 29, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date: August 29, 2014